UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

CODEX DNA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40497	45-1216839
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9535 Waples Street, Suite 100
San Diego, California 92121
(Address of principal executive offices, including zip code)

(858) 228-4115
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DNAY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangement of Certain Officers.

(c) Appointment of Principal Operating Officer

On June 15, 2022, the Board of Directors of Codex DNA, Inc. (the “Company”) appointed Eric Esser to serve as the Chief Operating Officer of the Company. In this role, Mr. Esser will serve as the principal operating officer of the Company.

Mr. Esser, 52, will lead all aspects of operations including manufacturing, quality, supply chain, facilities, and services, as well as instrument product development and new product introductions. Mr. Esser spent the first ten years of his career holding engineering and operations positions at KLA-Tencor designing and building large-scale UV semiconductor wafer inspection instruments. In 2001, he transitioned to the life science industry and joined Molecular Devices as Director of NPI, where he led New Product Introduction and launched many ELISA, cell imaging and analysis products to commercial production. After moving into operations management, he had the opportunity to establish and run Molecular Devices Asia as General Manager, based in Shanghai. In total, he spent more than nine years in Asia, including time living in both China and Singapore. In 2013, he returned to the U.S. to lead Operations at ProteinSimple and Unchained Labs, and in both cases oversaw rapid growth and expansion to scale, leading to eventual successful acquisitions. He most recently was the Vice President of Manufacturing and Supply-Chain at Berkeley Lights where he oversaw Operations and New Product Introduction, including the establishment and expansion of operations. Mr. Esser holds an BS in Electronics Engineering Technology from DeVry.

There are no family relationships between Mr. Esser and any director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Esser that would require disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Esser and any other person pursuant to which Mr. Esser was appointed Chief Operating Officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODEX DNA, INC.

Date: June 22, 2022	By: /s/ Todd R. Nelson
Name: Todd R. Nelson
Title: Chief Executive Officer